      As filed with the Securities and Exchange Commission on June 21, 1999

                                                           Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)

              Ohio                                               31-1010517
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                              14621 State Route 93
                               Jackson, Ohio 45640
              (Address of Registrant's principal executive offices)


                            OAK HILL FINANCIAL, INC.
                           SECOND AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN
                            (Full Title of the Plan)

               John D. Kidd, President and Chief Executive Officer
                            Oak Hill Financial, Inc.
                              14621 State Route 93
                               Jackson, Ohio 45640
                                 (740) 286-3283
            (Name, address and telephone number of agent for service)

                          Copies of Correspondence to:
                            H. Grant Stephenson, Esq.
                         Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215


                                 CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------------------------
                                         Proposed Maximum     Proposed Maximum       Amount of
Title of Securities     Amount to be     Offering Price       Aggregate Offering     Registration
to be Registered        Registered       Per Share*           Price*                 Fee*
-------------------------------------------------------------------------------------------------
Common Stock,
 without par value      300,000          $17.875              $5,362,500             $1,491

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of Oak Hill Common Stock as reported on the Nasdaq National Market on June 18, 1999.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Oak Hill Common Stock, without par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the Oak Hill Financial, Inc. Second Amended and Restated 1995 Stock Option Plan , specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         We incorporate by reference into this Registration Statement the contents of the Form S-8 Registration Statements previously filed with the Securities and Exchange Commission by the Registrant on December 22, 1995, Registration No. 33-80741, and on May 20, 1997, Registration No. 333-27481.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson, State of Ohio, on June 17, 1999.


                                                 OAK HILL FINANCIAL, INC.

                                                 By: /s/ John D. Kidd
                                                    ----------------------------
                                                     John D. Kidd, President and
                                                     Chief Executive Officer


         Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

              SIGNATURE                                       TITLE                                  DATE
              ---------                                       -----                                  ----
*   Evan E. Davis                           Chairman of the Board                                June 17, 1999
-------------------------------------
   Evan E. Davis


  /s/ John D. Kidd                          President, Chief Executive Officer, and              June 17, 1999
-------------------------------------       Director (Principal Executive Officer)
   John D. Kidd


*   Richard P. LeGrand                      Executive Vice President and Director                June 17, 1999
-------------------------------------
   Richard P. LeGrand


*   H. Tim Bichsel                          Secretary and Treasurer                              June 17, 1999
-------------------------------------       (Principal Financial and Accounting Officer)
   H. Tim Bichsel


*   Barry M. Dorsey                         Director                                             June 17, 1999
-------------------------------------
   Barry M. Dorsey


*   C. Clayton Johnson                      Director                                             June 17, 1999
-------------------------------------
   C. Clayton Johnson


*   Rick A. McNelly                         Director                                             June 17, 1999
-------------------------------------
   Rick A. McNelly


*   Donald R. Seigneur                      Director                                             June 17, 1999
-------------------------------------
   Donald R. Seigneur


*   D. Bruce Knox                           Director                                             June 17, 1999
-------------------------------------
   D. Bruce Knox


  /s/ H. Grant Stephenson                   Director                                             June 17, 1999
-------------------------------------
   H. Grant Stephenson

*By  /s/ H. Grant Stephenson
   -------------------------------------------
        H. Grant Stephenson, Attorney-in-fact
        for each of the persons indicated

                          Registration No. 333-_______


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            ________________________


                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                            -------------------------


                            OAK HILL FINANCIAL, INC.


                            -------------------------

                                    EXHIBITS

                            -------------------------

                                  EXHIBIT INDEX

Exhibit
Number                                Exhibit Description
-------                               -------------------
4(a)       *        Oak Hill Financial, Inc. Second Amended and Restated 1995
                    Stock Option Plan.

4(b)                Second Amended and Restated Articles of Incorporation of Oak
                    Hill Financial, Inc. (Exhibit 3(i) to Form SB-2 (File No.
                    33-96216), and incorporated herein by reference).

4(c)                First Amended and Restated Code of Regulations of Oak Hill
                    Financial, Inc. (Exhibit 3(ii) to Form SB-2 (File No.
                    33-9621), and incorporated herein by reference).

5          *        Opinion of Porter, Wright, Morris & Arthur LLP regarding
                    legality.

23(a)      *        Consent of Porter, Wright, Morris & Arthur LLP (included in
                    Exhibit 5 filed herewith).

23(b)      *        Consent of Grant Thornton LLP.

24         *        Powers of Attorney.

--------------------------

* Filed with this Registration Statement